UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

 March 20, 2008

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

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STEREO VISION ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                      95-4786792

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

15452 Cabrieto Road, Suite 204, Van Nuys, California 91406

(Address of principal executive offices)

(310) 205-7998

(Issuer's telephone number, including area code)

Item 1.01    Entry into a Material Definitive Agreement

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 20, 2008, the Board of Directors of Stereo Vision Entertainment, Inc. (the "Company") appointed Carlos Romero-Barcelo to a vacant seat on the Company's Board of Directors.

On August 11, 2008, the Company's Board of Directors appointed Anthony Munafo to a vacant seat on the Board of Directors and also as the Company's new Chief Operating Officer.

On July 28, 2008, the Company's Board of Directors appointed Lawrence Biggs to another vacant director's position.  The Board of Directors also appointed Mr. Biggs as the Company's new President and Chief Executive Officer.  Additionally, the Company entered into an Employment Agreement with John H. Honour.  Pursuant to the terms of the agreement (attached hereto as Exhibit 10.2), Mr. Honour will provide services to the Company as the Principal Executive Producer and has been appointed as Co-Chairman of the Company's Board of Directors.

Both Mr. Biggs and Mr. Munafo have entered into Employment Agreements with the Company.  These agreements are attached as exhibits hereto as Exhibits 10.3 and 10.4, respectively.

Director/Management Bios

Carlos Romero-Barcelo - Mr. Romero-Barcelo is Puerto Rico's former two term U.S. Congressman, two term Governor, and two term Mayor of San Juan. Governor Romero-Barcelo attended Phillips Exeter Academy in the state of New Hampshire, graduating in 1949. Later he attended Yale University, obtaining a B.A. in Political Science and Economics in 1953. That same year, at age 20, he returned to Puerto Rico and enrolled at the University of Puerto Rico Law School, becoming a licensed lawyer in 1956. In 1977, he received a doctorate Honoris causa from the University of Bridgeport in Connecticut. Although he has retired from electoral politics, he has remained active in PNP political gatherings and is a member of the League of United Latin American Citizens (LULAC).

Lawrence Biggs - From 1997 to 2001, Mr. Biggs served as Chairman and Chief Executive Officer of Max Internet Communications, Inc. and its wholly-owned subsidiaries, AmeraPress, Inc. and Homes Business Group, Inc.  From 2003 to 2005, Mr. Biggs served as Chief Executive Officer of Italian Masters Paint, LLC.  From 2001 to the present, Mr. Biggs has been managing his own consulting company, Ducom Trading LLC (dba Ducom Services).

Anthony Munafo - From 1991 to 2000, Mr. Munafo served as a Vice-President in Wealth Management at Morgan Stanley.  From March 2000 to February 2002, Mr. Munafo was a managing partner with Observation Capital in Baltimore, Maryland. Observation Capital was a company involved in both debt and equity financing for public companies. From February 2002 until the present, Mr. Munafo has been the sole proprietor of AM Capital Partners where he has worked with over 22 different companies on all aspects of equity financing. Mr. Munafo is also the general partner for a family real estate partnership.

Item 9.01    Financial Statements and Exhibits.

Exhibit 10.2 - Employment Agreement between the Company and John H. Honour, dated July 28, 2008

Exhibit 10.3 - Employment Agreement between the Company and Lawrence Biggs, dated July 28, 2008

Exhibit 10.4 - Employment Agreement between the Company and Anthony Munafo, dated August 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREO VISION ENTERTAINMENT, INC.

/s/ Lawrence Biggs

Lawrence Biggs,

Chief Executive Officer

Date: August 25, 2008